UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2016

Avon Products, Inc.
(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
777 Third Avenue
New York, N.Y. 10017-1307
(Address of principal executive offices) (Zip Code)
(212) 282-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 15, 2016, Avon International Operations, Inc. (“AIO”), a wholly-owned domestic subsidiary of Avon Products, Inc. (“Avon” or “API”), closed its offering of $500,000,000 in aggregate principal amount of 7.875% Senior Secured Notes due 2022 (the “Notes”) in a private placement. The Notes were issued pursuant to an indenture, dated as of August 15, 2016 (the “Indenture”), among AIO, the guarantors party thereto and Deustche Bank Trust Company Americas, as trustee and collateral agent (the “Trustee”).

The Notes bear interest at 7.875% payable semiannually on February 15 and August 15 of each year beginning on February 15, 2017. AIO will make each interest payment to the holders of record on the February 1 and August 1 immediately preceding the applicable interest payment date. The Notes will mature on August 15, 2022.

The Notes will be guaranteed by API and each of API’s current and future wholly-owned domestic subsidiaries that is a guarantor under AIO’s existing revolving credit agreement, dated as of June 5, 2015 (as amended or supplemented, the “First Lien Revolving Credit Facility”). The Notes and related guarantees will be secured equally and ratably with the indebtedness incurred under the First Lien Revolving Credit Facility and certain other indebtedness that is permitted to be secured by such assets, by a first-priority lien on substantially all of the assets of AIO and the subsidiary guarantors (together with API, the “Guarantors”), in each case, subject to certain exceptions and permitted liens.

AIO may redeem all or a portion of the Notes beginning on August 15, 2019, at the redemption prices set forth in the Indenture. AIO may also redeem any of the Notes at any time prior to August 15, 2019, at a price equal to 100% of the aggregate principal amount thereof plus a “make-whole” premium and accrued and unpaid interest. Prior to August 15, 2019, AIO may redeem up to 35% of the aggregate principal amount of the Notes with the net cash proceeds of certain equity offerings. Upon a change of control, AIO will be required to offer to purchase each holder’s Notes at a purchase price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any.

The Indenture contains customary covenants, which will, subject to a number of qualifications and exceptions, among other things, limit the ability of API and its restricted subsidiaries (including AIO) to: incur additional debt; pay dividends and make distributions or repurchase stock; make certain investments; create or incur liens; sell assets; enter into restrictions affecting the ability of restricted subsidiaries to make distributions, loans or advances or transfer assets to API or any subsidiary guarantor; enter into certain transactions with affiliates of API; and merge or consolidate or transfer or sell all or substantially all of AIO’s or the Guarantors’ assets. The Indenture also contains a covenant requiring AIO and its restricted subsidiaries to, at the end of each year, own at least a certain percentage of the total assets of API and its restricted subsidiaries, subject to certain qualifications.

If an event of default arises from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. If other events of default arise, including failure to pay principal or interest on a timely basis, failure to comply with the agreements under the Indenture, default under or acceleration of certain other indebtedness, failure to pay certain judgments, and repudiation or unenforceability of obligations under certain collateral documents or the guarantees of a significant subsidiary of API, subject to certain limitations, including, if applicable, the giving of notice or the expiration of any grace or cure period, or both, the trustee or holders of at least 25% of the aggregate principal amount of Notes may declare the Notes to be due and payable immediately.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the Indenture, attached hereto as Exhibit 4.1, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item is included in Item 1.01 and is incorporated herein by reference.

Item 8.01 Other Events

On August 15, 2016, Avon announced the closing of the offering of the Notes, as described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 herewith.

Also on August 15, 2016, Avon announced the early results of its previously announced cash tender offers of its outstanding (i) 5.750% Notes due 2018, (ii) 4.200% Notes due 2018, (iii) 6.500% Notes due 2019 and (iv) 4.600% Notes due 2020, and the extension of the offering of an early tender premium as described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.2 herewith.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

The information in this Item 8.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), nor shall they be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Indenture, dated August 15, 2016, among Avon International Operations, Inc., the guarantors party thereto and Deustche Bank Trust Company Americas, as trustee and collateral agent.
99.1	Avon Products, Inc. Press Release titled “Avon Announces Closing of Senior Secured Notes Offering,” dated August 15, 2016.
99.2	Avon Products, Inc. Press Release titled “Avon Announces Early Tender Date Results of Cash Tender Offers and Extension of the Offering of Early Tender Premium,” dated August 15, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ James S. Scully
Name: James S. Scully
Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: August 16, 2016

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated August 15, 2016, among Avon International Operations, Inc., the guarantors party thereto and Deustche Bank Trust Company Americas, as trustee and collateral agent.
99.1	Avon Products, Inc. Press Release titled “Avon Announces Closing of Senior Secured Notes Offering,” dated August 15, 2016.
99.2	Avon Products, Inc. Press Release titled “Avon Announces Early Tender Date Results of Cash Tender Offers and Extension of the Offering of Early Tender Premium,” dated August 15, 2016.